UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 7, 2019

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real Suite 300 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 434-1113

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On June 10, 2019, Oncternal Therapeutics, Inc. (formerly known as GTx, Inc.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing that on June 7, 2019, the Company completed a reverse merger (the “Merger”) with Oncternal Oncology, Inc. (formerly known as Oncternal Therapeutics, Inc.), a privately-held Delaware corporation (“Private Oncternal”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated March 6, 2019, as amended on April 30, 2019, by and among the Company, Private Oncternal and Grizzly Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company. This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) amends the Original Form 8-K to provide the historical interim financial statements and pro forma financial information of Private Oncternal as of March 31, 2019 and for the three ended March 31, 2019 and 2018.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Notwithstanding certain statements included in the Original Form 8-K indicating that the financial statements of Private Oncternal required by Item 9.01(a) would be filed as part of an amendment to the Original Form 8-K, reference is made to the Company’s Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission on May 6, 2019 (File No. 333-230758) (the “Registration Statement”), which Registration Statement included the audited financial statements of Private Oncternal as of and for the years ended December 31, 2018 and 2017 in satisfaction of the Item 9.01(a) requirements for such information.

In addition, the unaudited interim financial statements of Private Oncternal, including Private Oncternal’s unaudited condensed consolidated balance sheet as of March 31, 2019, Private Oncternal’s condensed consolidated balance sheet derived from audited financial statements as of December 31, 2018, unaudited condensed consolidated statements of operations for the three months ended March 31, 2019 and 2018, unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2019 and 2018 and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Notwithstanding certain statements included in the Original Form 8-K indicating that the pro forma financial information required by Item 9.01(b) would be filed as part of an amendment to the Original Form 8-K, reference is made to the Registration Statement, which Registration Statement included the unaudited pro forma condensed combined financial information of the Company and Private Oncternal, for the year ended December 31, 2018 in satisfaction of the Item 9.01(b) requirements for such information.

In addition, the unaudited pro forma condensed combined financial information of the Company, including the unaudited pro forma condensed combined balance sheet as of March 31, 2019, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2019, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 and the notes related thereto are filed as Exhibit 99.2 and are incorporated herein by reference.

Exhibit No.	Description

99.1	Unaudited Interim Financial Statements of Private Oncternal

Condensed Consolidated Balance Sheets as of March 31, 2019 and December 31, 2018

Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2019 and 2018

Condensed Consolidated Statements of Convertible Preferred Stock and Stockholders’ Deficit as of March 31, 2019 and December 31, 2018

Condensed Consolidated Statements of Convertible Preferred Stock and Stockholders’ Deficit as of March 31, 2018 and December 31, 2017

Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2019 and 2018

Notes to Condensed Consolidated Financial Statements (Unaudited)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Registrant
Condensed Combined Balance Sheet as of March 31, 2019
Condensed Combined Statement of Operations for the Three Months Ended March 31, 2019
Condensed Combined Statement of Operations for the Year Ended December 31, 2018
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

*           *           *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: August 9, 2019	By:	/s/ Richard G. Vincent
Name: Richard G. Vincent
Title: Chief Financial Officer

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